                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       _______________________________


                                   FORM 8-K/A


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 1, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)

          Delaware                     0-16102                      59-2840783
(State or Other Jurisdiction          Commission                (I.R.S. Employer
    or Incorporation or               File Number                Identification
       Organization)                                                 Number)

               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          On December 1, 1997, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Hamm's Sanitation, Inc. ("Hamm's") and H.S.S., Inc. ("HSS") pursuant to the terms of a Merger Agreement dated September 16, 1997, as amended November 7, 1997 and December 1, 1997, by and among Ambrose Hamm, Lillian Hamm, Katherine Caristia, Keilley Strobeck, individually and by her trustee, Ambrose Hamm, Keith Hamm, individually and by his trustee, Ambrose Hamm, James Caristia and Leah Caristia (collectively, the "Shareholders" or "Sellers"), the Registrant and two wholly-owned subsidiaries of the Registrant, Eastern of Sussex County, Inc. ("Eastern SC") and Eastern Recycling of Sussex County, Inc. ("Eastern Recycling").

          Pursuant to the Merger Agreement, as amended, Eastern SC was merged into Hamm's and Eastern Recycling was merged into HSS with all of the outstanding common stock of the surviving corporations exchanged for unregistered common stock of the Registrant resulting in the Shareholders receiving 715,032 unregistered shares of the Registrant's common stock, $.01 par value. The shares received included 4,599 shares representing an adjustment resulting from long-term debt being less than $1,000,000 at December 1, 1997, the date of Closing. The shares of the Registrant's common stock were valued at $24 per share. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method. The Registrant has agreed to register one-third of the stock for resale under the Securities Act of 1933 by February 28, 1998, pursuant to the terms of the Registration Rights included within the Merger Agreement at
Section 6.2 (Registration Rights).

          At the date of closing the Merger Agreement, the Registrant assumed approximately $890,000 of outstanding indebtedness of the Company.

          The merger includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the solid waste collection, transfer, recycling and disposal business. The Registrant intends to continue to use the acquired assets for these purposes.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------

          In its Current Report on Form 8-K, filed on December 12, 1997, the Registrant stated that the required financial statements of Hamm's and H.S.S. would be filed within the time period required in accordance with applicable regulations under
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the Securities and Exchange Act of 1934. However, after reviewing the financial statements of Hamm's and H.S.S., the Registrant has concluded that Securities and Exchange Act rules do not require the filing of financial statements with respect to the acquired companies. Accordingly, the Registrant is not filing financial statements herewith.

                                   Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Eastern Environmental Services,
                                   Inc.


Date:  February 13, 1998           By: /s/ Gregory M. Krezmien
                                       -------------------------------
                                       Gregory M. Krezmien,
                                       Chief Financial Officer and Treasurer




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